UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant To Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2004

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 West Chester Pike West Chester, PA	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 12, 2004, the Company filed a Current Report on Form 8-K, filing a press release announcing information regarding the Company’s financial results for the first quarter ended October 2, 2004. That press release included a financial table which contained a typographical error, inadvertently referring to “July 3, 2003” as opposed to “July 3, 2004”. This amendment is being filed to change this reference to July 3, 2004.

Item 9.01. Exhibits.

Exhibit 99.1	Financial table regarding the Company’s financial results for the first quarter ended October 2, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBEL LEARNING COMMUNITIES, INC.

Date: November 16, 2004	By:	/s/ George H. Bernstein
George H. Bernstein
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Financial table regarding the Company’s financial results for the first quarter ended October 2, 2004.